UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

TD Ameritrade Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-35509	82-0543156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South 108th Avenue

Omaha, Nebraska 68154

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (402) 331-7856

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note.

As previously reported in a Current Report on Form 8-K filed on September 18, 2017 (the “Initial Filing”), on September 18, 2017, pursuant to the Agreement and Plan of Merger, dated as of October 24, 2016 by and among TD Ameritrade Holding Corporation (“TD Ameritrade” or the “Company”), Scottrade Financial Services, Inc., a Delaware corporation (“Scottrade”), Rodger O. Riney, as Voting Trustee of the Rodger O. Riney Family Voting Trust U/A/D 12/31/2012, and Alto Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Scottrade (the “Merger”), with Scottrade surviving as a wholly owned subsidiary of the Company.

Immediately prior to the closing of the Merger, pursuant to the terms and conditions set forth in a separate Agreement and Plan of Merger, Scottrade Bank, a federal savings association which was a wholly owned subsidiary of Scottrade, merged with and into TD Bank, N.A., a wholly owned subsidiary of The Toronto-Dominion Bank.

This Amendment No. 1 amends the Initial Filing to include the carve-out financial statements of Scottrade and the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited carve-out combined financial statements of Scottrade as of and for the fiscal year ended September 30, 2016, and the related Independent Auditors’ Report, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

The carve-out combined financial statements of Scottrade as of June 30, 2017 (unaudited) and September 30, 2016, and for the nine month periods ended June 30, 2017 (unaudited) and June 30, 2016 (unaudited) are filed as Exhibit 99.2 hereto and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of TD Ameritrade as of June 30, 2017 and the unaudited pro forma condensed combined statements of income of TD Ameritrade for the fiscal year ended September 30, 2016 and for the nine months ended June 30, 2017 (collectively, the “Unaudited Pro Forma Financial Statements”) are filed as Exhibit 99.3 hereto and incorporated herein by reference. The Unaudited Pro Forma Financial Statements give effect to the Merger and related transactions.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Carve-Out Combined Financial Statements of Scottrade Financial Services, Inc. as of and for the fiscal year ended September 30, 2016 and Independent Auditors’ Report.

99.2	Carve-Out Combined Financial Statements of Scottrade Financial Services, Inc. as of June 30, 2017 (unaudited) and September 30, 2016, and for the nine month periods ended June 30, 2017 (unaudited) and June 30, 2016 (unaudited).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of TD Ameritrade Holding Corporation as of June 30, 2017 and Unaudited Pro Forma Condensed Combined Statements of Income of TD Ameritrade Holding Corporation for the fiscal year ended September 30, 2016 and for the nine months ended June 30, 2017.

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Audited Carve-Out Combined Financial Statements of Scottrade Financial Services, Inc. as of and for the fiscal year ended September 30, 2016 and Independent Auditors’ Report.

99.2	Carve-Out Combined Financial Statements of Scottrade Financial Services, Inc. as of June 30, 2017 (unaudited) and September 30, 2016, and for the nine month periods ended June 30, 2017 (unaudited) and June 30, 2016 (unaudited).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of TD Ameritrade Holding Corporation as of June 30, 2017 and Unaudited Pro Forma Condensed Combined Statements of Income of TD Ameritrade Holding Corporation for the fiscal year ended September 30, 2016 and for the nine months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TD AMERITRADE HOLDING CORPORATION

Date: November 17, 2017	By:	/s/ Ellen L.S. Koplow
Name: Ellen L.S. Koplow
Title: Executive Vice President, General Counsel